EXHIBIT 10.10

                                    EXHIBIT J
                                       To
                                Credit Agreement

                               EXTENSION AGREEMENT

         This Extension Agreement(the "Extension Agreement") made as of the 31 day of May, 2003 between Regions Bank, an Alabama state bank with a principal office located at Montgomery, Alabama (the "Bank") and Ocean Bio-Chem, Inc. of 4041 S. W.47th Avenue, Ft. Lauderdale, Florida 33314 and certain affiliated entities hereinafter referred to.

                                    RECITALS:


         1. As of July 1, 2002, that certain Credit Agreement (the "Credit Agreement") was executed among the Bank, Ocean Bio-Chem, Inc. and certain affiliated entitles named therein (collectively, the "Borrowers") providing for a Revolving Credit Loan (as defined in the Credit Agreement) in the amount of up to $5,000,000 for a period ended May 31, 2003 at the variable rate of interest therein set forth.

         2. The Credit Agreement provides for extension of the Revolving Credit Loan term for successive periods of up to one year each in such amounts as the Bank may approve, to be effective by execution by the Borrowers and the Bank of an Extension Agreement in the form hereof.

         3. The Bank and the Borrowers, by execution of this Extension Agreement seek to extend the Revolving Credit Loan for the period and in the amount hereinafter indicated.

                                   AGREEMENTS:

         1. Definitions. All capitalized terms used herein are as defined in the Loan Agreement unless otherwise stated.

         2. Extension of Term and Amount. The Revolving Credit Loan is hereby extended as provided in Section 3.01(b) of the Credit Agreement, subject to the terms and conditions of the Credit Agreement. The maximum principal amount of the Revolving Credit Loan outstanding at any time shall not exceed $5,000,000. The Termination Date of the Revolving Credit Loan pursuant to this Extension Agreement is 06/01/04 , subject to prepayment and acceleration pursuant to the terms of the Credit Agreement.

         3. Ratification of Loan Agreement. The terms and conditions of the Credit Agreement relating to the Revolving Credit Loan, including the Revolving Credit Note Rate, prepayment provisions, and method of making advances are expressly ratified and affirmed hereby and shall apply with the same force and effect to extensions of credit made under this Extension Agreement as to advances made during the initial term. 4.

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         4. Security. It is expressly agreed, as provided in the Credit
Agreement, that any and all borrowing pursuant to this Extension Agreement is secured according to the terms of such Credit Agreement and all security documents executed in connection therewith.

         IN WITNESS WHEREOF, the undersigned have executed this instrument on this the 31 day of May , 2003.

                                               OCEAN BIO-CHEM, INC.

         (SEAL)

                                               By: /s/ Peter G. Dornau
                                                   --------------------
                                                   Its   President
         ATTEST:

         /s/ Edward Anchel
         --------------------
         Its Asst. Secretary

                                               STAR-BRITE DISTRIBUTING, INC.

         (SEAL)

                                               By: /s/ Peter G. Dornau
                                                   --------------------
                                                   Its   President
         ATTEST:

         /s/ Edward Anchel
         --------------------
         Its Asst. Secretary


                                               STAR BRITE AUTOMOTIVE, INC.

         (SEAL)

                                               By: /s/ Peter G. Dornau
                                                   --------------------
                                                   Its   President
         ATTEST:

         /s/ Edward Anchel
         --------------------
         Its Asst. Secretary


                                          STAR BRITE DISTRIBUTING (CANADA), INC.
         (SEAL)

                                          By: /s/ Peter G. Dornau
                                              --------------------
                                              Its   President
         ATTEST:

         /s/ Edward Anchel
         --------------------
         Its Asst. Secretary

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                                          KINPAK INC.

         (SEAL)

                                          By: /s/ Peter G. Dornau
                                              --------------------
                                              Its   President
         ATTEST:

         /s/ Edward Anchel
         --------------------
         Its Asst. Secretary

                                                              (Borrowers)

                                          REGIONS BANK

                                          By: /s/ Timothy O. Riley
                                              --------------------
                                              Its Vice President

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